UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        March 2, 2004
                                                --------------------------------


                          GS Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)



         Delaware                       333-100818               13-6357101
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)



  85 Broad Street, New York, New York                               10004
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code       (212) 902-1000
                                                  ------------------------------



                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5.     Other Events
            ------------

            On December 2, 2002, a registration statement on Form S-3 (the "Registration Statement") for GS Mortgage Securities Corp. (the "Company") was declared effective. Attached as exhibits are certain Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public Securities Association) furnished to the Company by Goldman, Sachs & Co. (the "Underwriter") in respect of the Company's proposed offering of certain classes of the First Franklin Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-FF3 (such classes, the "Offered Certificates").

            This Amendment No. 1 to the Current Report on Form 8-K/A is being filed to disclose to prospective investors that the Registrant has changed the name of the issuer and the series of Offered Certificates referenced in the attached Collateral Term Sheets from "First Franklin Mortgage Loan Trust FFMLT 2004-3, Mortgage Pass-Through Certificates, Series FFMLT 2004-3" to "First Franklin Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-FF3."

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Collateral Term Sheets by reference in the Registration Statement.

            Any statement or information contained in the attached Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------------       -----------

            (99.1) Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with certain classes of the First Franklin Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-FF3.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GS MORTGAGE SECURITIES CORP.



March 26, 2004
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                                   By:  /s/ Howard Altarescu
                                        -------------------------------
                                        Name:  Howard Altarescu
                                        Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

  (99.1)          Collateral Term Sheets prepared by                   (E)
                  Goldman, Sachs & Co. in connection
                  with certain classes of the First
                  Franklin Mortgage Loan Trust, Mortgage
                  Pass-Through Certificates, Series 2004-FF3.